Exhibit 99.1

FOR IMMEDIATE RELEASE

RICK’S CABARET INTERNATIONAL, INC. REPORTS RECORD $7.65 MILLION NIGHTCLUB SALES IN FEBRUARY; SAME CLUB COMPS RISE 28.2%

HOUSTON – (March 9, 2010) – Rick’s Cabaret International, Inc. (NASDAQ: RICK), the nation’s premier operator of upscale gentlemen’s clubs, said sales at its nightclubs in February were $7.65 million, a 34.7 percent increase over sales of $5.58 million in February 2009.

Revenues at clubs open more than 12 months were $7.15 million, a 28.2 percent increase over sales of $5.58 million recorded at those clubs in February 2009.

“We had the anticipated positive results during the Super Bowl and Pro Bowl weekends in Miami and the NBA All-Star Game in Dallas, which together contributed an estimated $1 million in additional revenues,” said Eric Langan, President and CEO of Rick’s Cabaret International. “We are also pleased that we achieved strong results despite severe snowstorms in several markets that often made it difficult for customers to get to our clubs. Aggressive marketing programs in the first quarter have paid off and we are continuing to benefit from them even though marketing spending has been cut dramatically.”

Mr. Langan said that while the company continues to battle the effects of weak economic conditions in certain markets, particularly Philadelphia and Charlotte, the overall trend of the company’s nightclubs reflects higher numbers of entertainers generally and more customers coming to the clubs, who are spending more on drinks and entertainment than they were a year ago.

On February 16, 2010 Rick's Cabaret International, Inc announced it had signed a letter of intent to acquire the outstanding shares of VCG Holding Corp. (NASDAQ: VCGH) to form the largest publicly traded operator of upscale gentlemen's clubs in North America. The two companies are working on definitive documents for this transaction.

Additional Information and Where to Find It: In connection with the proposed merger, Rick's Cabaret International, Inc. ("Ricks") and VCG Holding Corp. ("VCG Holding") intend to file documents relating to the transaction with the SEC, including a registration statement containing a joint proxy statement/prospectus on Form S-4 to be filed by Rick's.  Investors are urged to read the joint proxy statement/prospectus regarding the proposed merger, if and when it becomes available, because it will contain important information. When it becomes available, shareholders and other investors will be able to obtain a free copy of the joint proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about Rick's and VCG Holding at the SEC's internet website at www.sec.gov.  Copies of the joint proxy statement/prospectus, when it becomes available, and any SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Rick's Cabaret International, Inc., 10959 Cutten Road, Houston, Texas, 77066, telephone (281) 397-6730, Attention: Phil Marshall, or to VCG Holding Corp., 390 Union Boulevard, Suite 540, Lakewood, Colorado 80228, telephone (303) 934-2424, Attention: Courtney Cowgill.

Interests of Participants in the Solicitation of Proxies:  Each of the Rick's and VCG Holding and their respective directors and executive officers may be deemed to be "participants" in the solicitation of proxies in respect of the proposed transaction under SEC rules.  Information regarding Rick's directors and executive officers is available in its definitive proxy statement on Schedule 14A filed with the SEC on July 7, 2009 and in its annual report on Form 10-K filed with the SEC on December 17, 2009 and information regarding VCG Holding's directors and executive officers is available in its definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2009.  Copies of these documents can be obtained, without charge, at the SEC's internet website at www.sec.gov or by directing a request to the Rick's or VCG Holding, as applicable, at the addresses above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements:  Certain statements contained in this press release regarding Rick's and VCG Holding's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation reform Act of 1995.  Where possible, the words "believe," "expect," "anticipate," "intent," "would," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to either company or their management have been used to identify such forward-looking statements.  All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies.   Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the companies' actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.  Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the companies' plans, objectives and expectations and other intentions and other statements that are not historical facts.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of the failure of the companies' shareholders to approve the merger; (2) the risk that the businesses would not be integrated successfully; (3) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (4) the risk that Rick's applicable average trailing twenty day average stock price per share may not equal or exceed $8.00 pursuant to the formula in the merger agreement; (5) the applicable disruption from the merger may make it more difficult to maintain relationships with customers, employees ore suppliers; and general economic conditions and uncertainties or consumer sentiment in the companies' markets.  Additional factors that could cause the companies' results to differ materially from those described in the forward-looking statements are described in Rick's annual report on Form 10-K filed with the SEC December, 17, 2009 and VCG Holding's annual report on Form 10-K, as amended, filed with the SEC June 10, 2009, and Rick's and VCG Holding's other periodic and current reports filed with the SEC from time to time and available on the SEC's internet website at www.sec.gov.  Unless required by law, neither Rick's nor VCG Holding undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Rick's Cabaret:  Rick's Cabaret International, Inc. (NASDAQ: RICK) is home to upscale adult nightclubs serving primarily businessmen and professionals that offer live entertainment, dining and bar operations. Nightclubs in New York City, Miami, Philadelphia, New Orleans, Charlotte, Dallas, Houston, Minneapolis and other cities operate under the names "Rick's Cabaret," "XTC," "Club Onyx" and "Tootsie's Cabaret". Sexual contact is not permitted at these locations. Rick's Cabaret also operates a media division, ED Publications, and owns the adult internet membership website www.couplestouch.com  as well as a network of online adult auction sites under the flagship URL www. naughtybids.com. Rick's Cabaret common stock is traded on NASDAQ under the symbol RICK. For further information contact ir@ricks.com.

Contact:  Allan Priaulx, 212-338-0050, allan@ricks.com